UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 20, 2025
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 7.01. Regulation FD Disclosure

On March 20, 2025, Arrow Financial Corporation (“Arrow”) will participate in an Investor Day in Chicago, Illinois. In addition to the Fourth Quarter 2024 Investor Presentation previously furnished on the Form 8-K filed January 30, 2025, Arrow has prepared a mid-quarter First Quarter 2025 update of select financial information for use during meetings with certain bank stock analysts and current and potential investors at the Investor Day Conference (the “Conference Presentation”). A copy of the additional Conference Presentation materials is attached hereto as Exhibit 99.1 and incorporated herein.

The information contained in this Item 7.01 and in Exhibit 99.1 attached to this Report is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Furthermore, such information shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

Exhibit No. Description
Exhibit 99.1 Arrow Financial Corporation Investor Day Chicago presentation materials dated March 20, 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Date:	March 20, 2025	/s/ Penko Ivanov
Penko Ivanov Chief Financial Officer